Exhibit 10.34(k)
SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

THIRD AMENDMENT TO
GAS GATHERING AND COMPRESSION AGREEMENT

THIS THIRD AMENDMENT TO GAS GATHERING AGREEMENT AND COMPRESSION AGREEMENT (this “Amendment”), dated December 21, 2021 and made effective as of January 1, 2022 (“Effective Date”), is made and entered into by and among EQT Corporation, a Pennsylvania corporation, (“EQT Corp.”) EQT Production Company, a Pennsylvania corporation, Rice Drilling B LLC, a Delaware limited liability company and EQT Energy, LLC, a Delaware limited liability company, (collectively, “Producer”), and EQM Gathering Opco, LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement dated as of February 26, 2020, as amended by that certain First Amendment to Gas Gathering and Compression Agreement among the Parties dated August 26, 2020 and that certain Second Amendment to Gas Gathering and Compression Agreement among the Parties dated December 6, 2021 (the “Gathering Agreement”); and

WHEREAS, the Parties desire to amend the Gathering Agreement for the purpose of reflecting adjustments to each System AMI MDQ and the MRDO for each corresponding Delivery Point in accordance with Section 3.4 of the Gathering Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.Defined Terms. Defined terms used but not defined herein shall have the meanings given to such terms in the Gathering Agreement.

2.Amendment to Exhibit C. Exhibit C to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix A attached hereto

3.Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Gathering Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.

4.Governing Law.

(a)This Amendment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.

(b)The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Amendment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Amendment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Amendment or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

5.Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.
6.Miscellaneous Provisions. The provisions of Article 18 of the Gathering Agreement, other than Sections 18.2, 18.3, 18.15, 18.16 and 18.17, shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment effective as of the Effective Date.
PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:    /s/ David Khani
Name:    David Khani
Title:    Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:    /s/ J.E.B. Bolen
Name:    J.E.B. Bolen
Title:    Vice President of Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:    /s/ J.E.B. Bolen
Name:    J.E.B. Bolen
Title:    Vice President of Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:    /s/ Keith Shoemaker
Name:    Keith Shoemaker
Title:    Senior Vice President, Commercial

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

[Signature Page to Third Amendment to Gas Gathering and Compression Agreement]

By:    /s/ John M. Quinn
Name:    John M. Quinn
Title:    VP Business Development & Commercial Svcs
[Signature Page to Third Amendment to Gas Gathering and Compression Agreement]

APPENDIX A

(Exhibit C to Gathering Agreement)

[see attached].

Appendix A

[***]

Appendix A